UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 1, 2006


                            Vocalscape Networks, Inc.
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)


                                    000-27277
                            ------------------------
                            (Commission File Number)


                                   98-0207554
                        ---------------------------------
                        (IRS Employer Identification No.)


                           170 E. Post Road, Suite 206
                          White Plains, New York 10601
               (Address of principal executive offices)(Zip Code)


                                 (914) 448-7600
               Registrant's telephone number, including area code


             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective June 1, 2006, Ryan Gibson resigned as a director of Vocalscape Networks, Inc.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

No.       Description
---       -----------

17.1      Letter of resignation of Ryan Gibson dated June 1, 2006.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Vocalscape Networks, Inc,
                                               (Registrant)


Date:  June 1, 2006                     By: /s/ Ron McIntyre
                                            ----------------------------------
                                            Name:  Ron McIntyre
                                            Title: President



                                INDEX TO EXHIBITS

No.       Description
---       -----------

17.1      Letter of resignation of Ryan Gibson dated June 1, 2006.